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                                                                   Exhibit 10.41

                            AMENDMENT TO STOCK GRANT
                                       AND
                             STOCK OPTION AGREEMENT


        This AMENDMENT TO STOCK GRANT AND STOCK OPTION AGREEMENT ("Amendment") is entered into as of December 28, 1998, by and between Bikers Dream, Inc., a California corporation ("Company") and Herm Rosenman ("Optionee"). The parties to this Amendment are hereinafter sometimes referred collectively as the "Parties".

                                    RECITALS;

        WHEREAS, the Parties have entered into a Stock Grant and Stock Option Agreement dated as of December 24, 1997 (the "Agreement"); and

        WHEREAS, the Parties wish to amend the Agreement in order to revise the terms and conditions under which Optionee will receive stock grants and stock options, as well as to correctly reflect the Company's 1998 one-for-five reverse stock split;

        NOW, THEREFORE, in consideration of the above recitals, the promises and the mutual representations, warranties, covenants and agreements herein contained, the Parties hereby agree as follows:

        1. Amendment of Agreement. The Agreement is hereby amended as set forth below.

           (a) Section 1 of the Agreement is hereby amended in full as follows:

                 "1. Stock Grant. Company shall grant Optionee up to 30,000 shares of the Company's restricted common stock, to vest in a 20,000 share allotment on January 1, 1999 and a 10,000 share allotment on January 1, 2000. The allotment of 20,000 shares vesting on January 1, 1999 shall vest whether or not Optionee is then employed by the Company as of January 1, 1999; however, the allotment of 10,000 shares vesting on January 1, 2000 shall vest only if Optionee is still employed by the company pursuant to his Employment Agreement as of September 1, 1999; further provided that, subject to prior vesting as described herein, none of these 30,000 shares shall be issuable until September 1, 2000 or upon termination, whichever occurs first.

           (b) Section 2. In order to reflect the Company's one-for-five reverse stock split, the reference to "2,300,000 shares" in Section 2 is hereby amended to read "460,000 shares" and, in order to reflect both the reverse stock split and an adjustment of the exercise price of the options to reflect the current market price of the Company's stock as of the date of this Amendment, the reference to "an exercise price of $1.00 per share" is hereby amended to read "an exercise price of $3.00 per share".



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           (c) Schedule A. Schedule A of the Agreement is hereby amended in full as set forth on Schedule A attached hereto.

        2. Existing Agreement. Except as otherwise amended or modified herein or hereby, the provisions of the Agreement are hereby reaffirmed and shall remain in full force and effect.

        IN WITNESS WHEREOF, each of the Parties has caused this Amendment to Stock Grant and Stock Option Agreement to be executed and delivered as of the date first above written.

                                        BIKERS DREAM, INC.



                                        By: /s/ Anne Todd
                                           -------------------------------------
                                            Name: Anne Todd
                                            Title: Corporate Secretary

                                        OPTIONEE



                                        H. Rosenman
                                        ----------------------------------------
                                        Herm Rosenman



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                                   SCHEDULE A

                                VESTING SCHEDULE


        1. The Option will vest as to the number of shares listed in the "Automatic Vesting" column on the indicated date. The Option will vest as to the number of shares indicated under the Performance Options column as indicated in paragraph 2.

        Date                        Automatic Vesting                   Performance Options
        ----                        -----------------                   -------------------
September 1, 1998                        80,000                                     --

December 31, 1998                        40,000                                 40,000

December 31, 1999                        50,000                                 50,000

December 31, 2000                        50,000                                 50,000

December 31, 2001                        50,000                                 50,000

        2. The Performance Options will vest as follows:

               % of Budget Achieved                % of Performance Options Vesting
               --------------------                --------------------------------
                    up to 75%                                      0%

                  75% to 100%                                  75% to 100%

        The Performance Options will vest ratably with the percentage of budget achieved in excess of 75%.

        The budget referenced herein is the budget which shall be submitted annually by Mr. Rosenman and the management team, and approved by the Board of Directors, subject to revision as approved by the Board of Directors or an authorized committee thereof.



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